EXHIBIT 99.1


GLOBIX
                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


                      GLOBIX REPORTS SECOND QUARTER RESULTS
                    QUARTER RESULTS INCLUDE MERGER WITH NEON


NEW YORK, NY (MAY 13, 2005) -- Globix Corporation (AMEX: GEX), a leading provider of application, media, IP infrastructure and network transport services, today reported financial results for its second quarter which ended March 31, 2005. The results reflect the recent merger with NEON Communications for the period of March 7, 2005, the date of the merger close, through March 31, 2005. Following the merger, the Company now operates a Hosting and Internet Services division (Globix division) and a Network Transport Services Division (NEON division)

Revenue for the quarter was $20 million, which was $5.0 million or 33.3% higher than the same period in 2004. Included in revenue for the quarter was $3.2 million resulting from the Neon acquisition. On a pro-forma basis, the Neon division's revenue for the full month of March was $4.2 million. Neon's revenue for the quarter ended March 31, 2005 was $12.3 million an increase of 6% from $11.6 million for the same period in 2004. "Our NEON division continues to see lit services demand, with long term contracts, from the growing wireless carrier segment along with demand from existing customers for `on-net' services as a result of our expanding network footprint", stated Pete Stevenson, CEO of Globix. Below is a pro-forma revenue table (showing revenues from each of the companies and the service lines for the periods indicated and the aggregate of such revenues in those periods) and a breakdown by major services:


                                                 PRO FORMA REVENUE BREAKDOWN
                                                      (AMOUNTS IN THOUSANDS)
                                                            (UNAUDITED)

                                     FOR THE THREE MONTHS ENDED      FOR THE SIX MONTHS ENDED
                                     --------------------------      ------------------------
                                     MARCH 31,        MARCH 31,      MARCH 31,      MARCH 31,
                                      2005              2004           2005           2004
                                     -------           -------        -------        -------
Globix                               $16,807           $15,029        $33,338        $29,414

Neon                                  12,310            11,556         24,567         22,308
                                     -------           -------        -------        -------
 Total Pro Forma Revenue              29,117            26,585         57,905         51,722
                                     =======           =======        =======        =======


                                                                  REVENUE BY SERVICE LINE
                                                                   (AMOUNTS IN THOUSANDS)
                                                                         (UNAUDITED)

                                                FOR THE THREE MONTHS ENDED        FOR THE SIX MONTHS ENDED
                                                --------------------------        ------------------------
                                                 MARCH 31,      MARCH 31,         MARCH 31,      MARCH 31,
                                                   2005           2004              2005           2004
                                                   ----           ----              ----           ----

Internet Hosting and Co-Location                 $ 6,438        $ 5,793           $12,508        $11,748
Managed Services                                   5,546          4,632            10,972          8,804
Network Services and Internet Access               4,036          4,508             8,014          8,732
Lit Fiber Services                                 2,777             --             2,777             --
Dark Fiber Services                                  343             --               343             --
Hadware and Software Sales and Other                 890             96             1,947            130
                                                 -------        -------           -------        -------
               Total Revenue                      20,030         15,029            36,561         29,414
                                                 =======        =======           =======        =======

Loss from operations for the Company was $5.1 million for the quarter and included a litigation settlement of $.8 million. Excluding the settlement, loss from operations was $4.3 million, compared to a loss of $4.8 million for the same period last year.

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

On a non-GAAP basis, Adjusted EBITDA was a loss of $380 thousand and included the aforementioned litigation settlement of $800 thousand as well as the addition of Neon's adjusted positive EBITDA of $365 thousand. Globix Adjusted
EBITDA for the same period last year was a loss of $436 thousand. EBITDA is defined as net loss plus interest, taxes, depreciation and amortization.
Adjusted EBITDA is defined as EBITDA further adjusted to exclude non-cash stock based compensation and impairment charges and to include rental income. EBITDA and Adjusted EBITDA are not recognized financial measures under GAAP and do not purport to be alternatives to operating loss as indicators of operating performance. We provide information as to Adjusted EBITDA because we believe that it is useful to investors as a performance measure and may help investors understand the Company's cash resources and requirements. In addition, the Company uses Adjusted EBITDA in its internal business planning process, in setting performance goals for the Company and for incentive compensation purposes. Adjusted EBITDA does not represent cash flow from operations, as defined under U.S. generally accepted accounting principles, and is not a measure of operating profitability or net income. Adjusted EBITDA should not be considered a substitute for financial measures that are computed in accordance with U.S. generally accepted accounting principles. Moreover, our computation of Adjusted EBITDA may differ from those used by other companies and should not be considered comparable. A reconciliation between Globix's Adjusted EBITDA(loss) and operating loss is provided below:

                                                RECONCILIATION OF LOSS FROM OPERATIONS TO ADJUSTED EBITDA
                                                                  (AMOUNTS IN THOUSANDS)
                                                                        (UNAUDITED)

                                                FOR THE THREE MONTHS ENDED        FOR THE SIX MONTHS ENDED
                                                --------------------------        ------------------------
                                                 MARCH 31,      MARCH 31,         MARCH 31,      MARCH 31,
                                                   2005           2004              2005           2004
                                                 -------        -------           -------        -------

Loss from Operations                             ($5,063)       ($4,817)          ($9,078)      ($26,936)

Adjusted for

      Depreciation/Amortization                    4,472          3,473             8,015          6,844
      Loss on impairment of assets                                  659                           17,972
      Rental Income                                  208            270               420            410
      Non cash comp (stock options)                    3            (21)               26             13
                                                 -------        -------           -------        -------
                ADJUSTED EBITDA                     (380)  (a)     (436)             (617)  (a)   (1,697)
                                                 ========       =======           =======        =======

(a) 2005 adjusted EBITDA includes approximately $800 of one-time litigation expense. In addition 2005 adjusted EBITDA results reflects $365 of adjusted EBITDA for Neon (March 7 - 31, 2005).

Globix (excluding the Neon division) ended the second quarter with approximately
1,335 enterprise customers with an average Monthly Recurring Revenue per customer (ARPU) of $3.6 thousand. The ARPU represents an increase of 9.1% over the same quarter last year despite a 6% decrease in total customers. This is a result of the company's consistent strategy of focusing on value added services, such as Managed Security Services, for both existing and current clients.

"Our most recent financial results demonstrate that both divisions are growing their base of business in what continues to be a competitive environment. Of equal importance, is that with our integration well underway we are seeing new growth opportunities resulting from the combined services and assets of both divisions", commented Stevenson.

Globix will also file Form 8K on Friday, May 20th which will include NEON's audited financials for 2004. Following the issuance of the 8K, the Company will hold an investor conference call on Tuesday, May 24th at 4p.m.(EDT). Further details regarding the call will be forthcoming.


                                      2


                                        GLOBIX CORPORATION AND SUBSIDIARIES
                                            CONSOLIDATED BALANCE SHEETS
                              (Amounts in Thousands, Except Share and Per Share Data)


                                                                                          MARCH 31,    SEPTEMBER 30,
                                                                                            2005           2004
                                                                                          ---------      ---------
                                                                                         (Unaudited)
                                                                                         -----------
ASSETS
Current assets:
Cash and cash equivalents ...........................................................     $   9,140      $  12,075
Short-term investments ..............................................................         6,756          7,625
Marketable securities ...............................................................            15            458
Accounts receivable, net of allowance for doubtful accounts of $1,646 and
  $2,248, respectively ..............................................................        10,461          6,157
Prepaid expenses and other current assets ...........................................         5,525          5,101
Restricted cash .....................................................................         2,401          2,413
                                                                                          ---------      ---------
          Total current assets ......................................................        34,298         33,829
Investments .........................................................................         1,318          1,988
Investments, restricted .............................................................         9,952          2,324
Property, plant and equipment, net ..................................................       208,202         90,822
Intangible assets, net of accumulated amortization of $4,610 and $3,699,
  respectively ......................................................................        11,245          7,656
Other assets ........................................................................         4,030          1,923
                                                                                          ---------      ---------
          Total assets ..............................................................     $ 269,045      $ 138,542
                                                                                          =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of capital lease obligation and mortgage payable ....................     $     764      $     555
Accounts payable ....................................................................        12,427          6,599
Accrued liabilities .................................................................        16,786          8,357
Deferred revenue ....................................................................         5,949          2,852
                                                                                          ---------      ---------
          Total current liabilities .................................................        35,926         18,363
Capital lease obligations, net of current portion ...................................           215            121
Mortgage payable ....................................................................        19,434         19,606
11% Senior Notes ....................................................................        60,770         72,202
Accrued interest - 11% Senior Notes .................................................         6,135          3,349
Other long term liabilities .........................................................        24,858          8,026
                                                                                          ---------      ---------
          Total liabilities .........................................................       147,338        121,667
                                                                                          ---------      ---------

Commitments and contingencies

CUMULATIVE CONVERTIBLE PREFERRED STOCK (NOTE 9) .....................................        12,639             --

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value; 500,000,000 shares authorized; 48,675,461 and
  16,460,000 issued and outstanding, as of March 31, 2005 and September 30, 2004 ....           487            165
Additional paid-in capital ..........................................................       207,192        100,012
Deferred compensation ...............................................................            (7)            (8)
Accumulated other comprehensive income ..............................................         6,736          4,498
Accumulated deficit .................................................................      (105,340)       (87,792)
                                                                                          ---------      ---------
          Total stockholders' equity ................................................       109,068         16,875
                                                                                          ---------      ---------
          Total liabilities, cumulative convertible preferred stock and
            stockholders' equity ....................................................     $ 269,045      $ 138,542
                                                                                          =========      =========



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

                                            GLOBIX CORPORATION AND SUBSIDIARIES
                                       INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (Amounts in Thousands, Except Share and Per Share Data)


                                                         FOR THE THREE MONTHS ENDED          FOR THE SIX MONTHS ENDED
                                                        ------------------------------      ------------------------------
                                                          MARCH 31,        MARCH 31,          MARCH 31,        MARCH 31,
                                                            2005            2004 (*)            2005            2004 (*)
                                                        ------------      ------------      ------------      ------------

Revenue, net ......................................     $     20,030      $     15,029      $     36,561      $     29,414
Operating costs and expenses:
    Cost of revenue (excluding depreciation
      and amortization shown below) ...............           11,418             8,689            21,117            17,127
    Selling, general and administrative ...........            9,203             7,025            16,507            14,407
    Loss on impairment of assets ..................               --               659                --            17,972
    Depreciation and amortization .................            4,472             3,473             8,015             6,844
                                                        ------------      ------------      ------------      ------------

            Total operating costs and expenses ....           25,093            19,846            45,639            56,350
                                                        ------------      ------------      ------------      ------------

Loss from operations ..............................           (5,063)           (4,817)           (9,078)          (26,936)
    Interest and financing expense ................           (2,355)           (3,058)           (4,843)           (6,511)
    Interest income ...............................              102               137               228               316
    Other (expense) income, net ...................             (785)              899              (673)            1,196
    Gain (loss) on discharge of debt ..............           (3,182)               --            (3,182)            1,747
                                                        ------------      ------------      ------------      ------------
Loss before income taxes ..........................          (11,283)           (6,839)          (17,548)          (30,188)
Income tax expense ................................               --                35                --                35
                                                        ------------      ------------      ------------      ------------

Net loss ..........................................     $    (11,283)     $     (6,874)     $    (17,548)     $    (30,223)
                                                        ============      ============      ============      ============

Basic and diluted loss per share ..................     $      (0.45)     $      (0.42)     $      (0.85)     $      (1.84)
                                                        ============      ============      ============      ============

Weighted average common shares
    outstanding--basic and diluted ................       25,048,634        16,460,000        20,707,127        16,460,000
                                                        ============      ============      ============      ============


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

ABOUT GLOBIX:
Globix Corporation (AMEX: GEX) is a leading provider of application, media, IP infrastructure and network services. Globix delivers tailored and scalable business solutions that are cost effective, helping clients optimize and protect revenue streams, improve user satisfaction and reduce technology operating costs and risks. NEON, a wholly-owned subsidiary of Globix, provides advanced optical networking to carriers and large enterprise customers in the Northeast and mid-Atlantic. Globix and its subsidiaries have operations in New York, NY, Boston, MA, London, U.K., Santa Clara, CA, Fairfield, NJ, Washington D.C. and Atlanta, GA. For more information visit www.globix.com.

RISK FACTORS AND FORWARD-LOOKING INFORMATION
This press release contains forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934. These statements are based on current information and expectations and are subject to risks and uncertainties that could cause the company's actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties include: the Company's ability to retain existing customers and attract new customers; its ability to match its operating cost structure with revenue to achieve positive cash flow; its ability to integrate the operations of NEON into its existing operations; the sufficiency of existing cash and cash flow to complete the Company's business plan and fund its working capital requirements; the insolvency of vendors and other parties critical to the company's business; the company's existing debt obligations and history of operating losses; its ability to integrate, operate and upgrade or downgrade its network; the company's ability to recruit and retain qualified personnel needed to staff its operations; potential market or technological changes that could render the Company's products or services obsolete; changes in the regulatory environment; and other changes that are discussed in the Company's Annual Report on Form 10-K and other documents that the Company files with the SEC.

###

CONTACT:
Globix Corporation
Amanda Dempsey
Director, Marketing Communications
212-625-7656
adempsey@globix.com


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